Exhibit 99.1

CareDx Reports Second Quarter 2019 Results

AlloSure momentum drives 76% second quarter revenue growth

BRISBANE, Calif., August 1, 2019 (GLOBE NEWSWIRE) — CareDx, Inc. (NASDAQ: CDNA), a leading precision medicine company focused on the discovery, development and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers, today reported financial results for the quarter ended June 30, 2019.

Recent highlights:

•	Accelerated leadership position in transplantation in the second quarter of 2019

–	Provided 7,355 AlloSure patient results for 5,548 kidney transplant patients

–	Continued progress in AlloSure Registry (K-OAR) enrollment, with 51 centers initiated and 1,204 patients enrolled as of June 30, 2019

–	Provided 4,572 AlloMap patient results, increasing 11% year-over-year

–	Established new Digital transplant business through acquisition of OTTR, an electronic medical records company used in 60 U.S. Transplant Centers

–

Introduced AlloSeq product line at EFI (European Immunogenetics and Histocompatibility Conference) which will provide more than 1 million worldwide transplant patients access to novel surveillance solutions

•	Achieved total revenue of $31.5 million for the second quarter of 2019, increasing 76% year-over-year

–	Testing services revenue of $25.7 million, growth of 83% compared to prior year period

–	Product revenue of $4.6 million, an increase of 29% year-over-year

–	Digital & other revenue of $1.2 million

•	Generated GAAP net loss of $7.8 million, non-GAAP net loss of $0.1 million, and positive adjusted EBITDA of $0.1 million

“The CareDx team continues to execute at a high level, delivering another consecutive record quarter, with revenue increasing 76% year-over-year and the Company generating its fourth consecutive quarter of positive adjusted EBITDA.”

said Peter Maag, CareDx Chief Executive Officer. “The American Transplant Congress marked another milestone in the Company’s history, with CareDx and key opinion leaders presenting strong AlloSure clinical data, further solidifying our position as a pioneer in the transplant industry. During the quarter, we announced the next generation in kidney transplantation surveillance, KidneyCare, a multimodality test combining next generation sequencing, gene expression and smart analytical tools, bringing precision medicine to transplantation and widening CareDx’s competitive moat. Our results highlight the momentum in our business, and we are optimally positioned for continued growth in 2019 and beyond.”

Second Quarter 2019 Financial Results

Revenue for the three months ended June 30, 2019 was $31.5 million, compared with $17.8 million in the second quarter of 2018. Testing services revenue for the second quarter was $25.7 million compared with $14.0 million in the same period of 2018. Product revenue in the three months ended June 30, 2019 was $4.6 million, compared to $3.6 million in the same period of 2018. Digital and other revenue for second quarter 2019 was $1.2 million, reflecting our recent acquisition of OTTR.

For the second quarter of 2019, the net loss was $7.8 million compared to a net loss of $14.1 million in the same period of 2018. The second quarter 2019 net loss included $5.0 million of stock-based compensation expense and a $1.4 million expense from the change in estimated fair value of common stock warrant liabilities. Basic and diluted net loss per share was $0.19 in the second quarter of 2019, compared to basic and diluted net loss per share of $0.40 in the second quarter of 2018.

Non-GAAP net loss was $0.1 million in the second quarter of 2019 compared to a $1.3 million non-GAAP net loss in the second quarter of 2018. Basic and diluted non-GAAP net loss per share was $0.00 in the second quarter of 2019, compared to a non-GAAP net loss per share of $0.04 in the second quarter of 2018.

Adjusted EBITDA for the second quarter of 2019 was a gain of $0.1 million, compared to an adjusted EBITDA loss of $0.8 million in the second quarter of 2018.

Cash and cash equivalents were $43.5 million as of June 30, 2019.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

2019 Guidance

For the full year 2019, CareDx now expects revenue to be in the range of $123 million to $125 million (previously $113 million to $115 million).

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a leading precision medicine solutions company focused on the discovery, development and commercialization of clinically differentiated, high-value healthcare solutions for transplant patients and caregivers. CareDx offers products, testing services and digital healthcare solutions along the pre- and post-transplant patient journey, and is the leading provider of genomics-based information for transplant patients.

For more information, please visit: www.CareDx.com.

Forward Looking Statements

This press release includes forward-looking statements, including expectations regarding the Company’s fiscal 2019 revenue, achievement of our financial and operational goals and our prospects and the opportunity for patients through the AlloSeq product line. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including general economic and market factors, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed by CareDx with the SEC on March 6, 2019 and the periodic reports that CareDx has subsequently filed with the SEC. Any of these may cause CareDx’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP net income, non-GAAP net loss, non-GAAP basic and diluted net income and net loss per share and adjusted EBITDA. We define non-GAAP net income and non-GAAP net loss and per share results as the GAAP net income or loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects; costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We define adjusted EBITDA as non-GAAP net income/(loss) before net interest expense, income tax expense, depreciation and amortization, other expense, and net loss attributable to noncontrolling interest. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CONTACTS:

Investor Relations

David Clair

Westwicke Partners

646-277-1266

david.clair@icrinc.com

CareDx, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Revenue:
Testing services revenue	$25,677	$13,997	$47,195	$24,601
Product revenue	4,593	3,550	9,026	6,857
Digital and other revenue	1,184	276	1,215	418

Total revenue	31,454	17,823	57,436	31,876
Cost of revenue	11,512	7,207	21,245	13,591

Gross profit	19,942	10,616	36,191	18,285
Operating expenses:
Research and development	7,630	3,496	13,244	6,864
Sales and marketing	10,644	5,860	17,569	9,945
General and administrative	8,512	5,596	17,618	10,903
Change in estimated fair value of contingent consideration	—	873	—	1,017

Total operating expenses	26,786	15,825	48,431	28,729
Loss from operations	(6,844)	(5,209)	(12,240)	(10,444)
Other income (expense):
Interest income (expense), net	300	(424)	642	(3,119)
Debt extinguishment expenses	—	—	—	(2,806)
Change in estimated fair value of common stock warrant liability and derivative liability	(1,351)	(8,768)	(4,360)	(7,447)
Other expense, net	(172)	(42)	(246)	(45)

Total other income (expense)	(1,223)	(9,234)	(3,964)	(13,417)

Loss before income taxes	(8,067)	(14,443)	(16,204)	(23,861)
Income tax benefit	220	381	826	805

Net loss	$(7,847)	$(14,062)	$(15,378)	$(23,056)

Net loss attributable to noncontrolling interest	—	—	—	(25)

Net loss attributable to CareDx, Inc.	$(7,847)	$(14,062)	$(15,378)	$(23,031)

Net loss per share attributable to CareDx, Inc.:
Basic	$(0.19)	$(0.40)	$(0.37)	$(0.71)

Diluted	$(0.19)	$(0.40)	$(0.37)	$(0.71)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	42,132,396	35,549,837	41,873,337	32,599,032

Diluted	42,132,396	35,549,837	41,873,337	32,599,032

CareDx, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$43,469	$64,616
Accounts receivable	17,052	9,760
Inventory	5,341	4,943
Prepaid and other current assets	2,462	1,795

Total current assets	68,324	81,114
Property and equipment, net	3,508	4,134
Operating leases right-of-use assets	2,657	—
Intangible assets, net	45,604	33,252
Goodwill	22,559	12,005
Restricted cash	255	192

Total assets	$142,907	$130,697

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	7,380	4,711
Accrued compensation	7,490	9,156
Accrued and other liabilities	13,750	5,637

Total current liabilities	28,620	19,504
Deferred tax liability	2,310	2,968
Common stock warrant liability	11,286	10,003
Deferred payment for intangible assets	4,930	—
Other liabilities	2,595	2,294

Total liabilities	49,741	34,769

Stockholders’ equity:
Common stock	42	41
Additional paid-in capital	425,418	412,010
Accumulated other comprehensive loss	(5,071)	(4,278)
Accumulated deficit	(327,223)	(311,845)

Total stockholders’ equity	93,166	95,928

Total liabilities and stockholders’ equity	$142,907	$130,697

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss attributable to CareDx, Inc.	$(7,847)	$(14,062)	$(15,378)	$(23,031)
Stock-based compensation expense	4,992	2,512	11,045	3,217
Acquisition related-amortization of purchased intangibles	805	734	1,541	1,498
Acquisition related fees and expenses	568	—	568
Change in estimated fair value of contingent consideration	—	873	—	1,017
Change in estimated fair value of common stock warrant liability and derivative liability	1,351	8,768	4,360	7,447
Amortization of debt discount	—	55	—	1,978
Loss on conversion from debt to equity	—	—	—	2,806
Tax effect related to amortization of purchased intangibles	(122)	(190)	(245)	(422)
Acquisition-related amortization of inventory valuation adjustment	17	25	35	189
Impairment	150	—	150	—

Non-GAAP net income (loss)	$(86)	$(1,285)	$2,076	$(5,301)

Net loss attributable to noncontrolling interest	—	—	—	(25)

Net loss attributable to CareDx, Inc.	$(86)	$(1,285)	$2,076	$(5,276)

GAAP basic and diluted net loss per share attributable to CareDx	$(0.19)	$(0.40)	$(0.37)	$(0.71)

GAAP basic and diluted net loss per share attributable to CareDx	$(0.19)	$(0.40)	$(0.37)	$(0.71)

Non-GAAP basic net income (loss) per share attributable to CareDx	$(0.00)	$(0.04)	$0.05	$(0.16)

Non-GAAP diluted net income (loss) per share attributable to CareDx	$(0.00)	$(0.04)	$0.05	$(0.16)

Shares used in computing non-GAAP basic net income (loss) per share	42,132,396	35,549,837	41,873,337	32,599,032

Shares used in computing non-GAAP diluted net income (loss) per share	42,132,396	35,549,837	44,897,442	32,599,032

CareDx, Inc.

Reconciliation of Non-GAAP to Adjusted EBITDA Financial Measures

(Unaudited)

(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Non-GAAP net income (loss)	$(86)	$(1,285)	$2,076	$(5,301)
Interest income (expense)	(300)	369	(642)	1,141
Income tax benefit	(98)	(191)	(581)	(383)
Depreciation expense	397	248	804	526
Other expense, net	172	42	246	45
Net loss attributable to noncontrolling interest	—	—	—	(25)

Adjusted EBITDA	$85	$(817)	$1,903	$(3,997)

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30, 2019

	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$31,454	$11,512	$7,630	$10,644	$8,512	$(1,223)	$220	$(7,847)
Non-GAAP adjustments:
Stock-based compensation expense		(508)	(1,441)	(940)	(2,103)			4,992
Acquisition related-amortization of purchased intangibles		(522)		(283)				805
Acquisition related fees and expenses					(568)			568
Change in estimated fair value of contingent consideration								—
Change in estimated fair value of common stock warrant liability and derivative liability						1,351		1,351
Amortization of debt discount								—
Debt extinguishment expenses								—
Tax effect related to amortization of purchased intangibles							(122)	(122)
Acquisition-related amortization of inventory valuation adjustment		(17)						17
Impairment				(150)				150

Non-GAAP	$31,454	$10,465	$6,189	$9,271	$5,841	$128	$98	$(86)

	Six Months Ended June 30, 2019

	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Total other income (expense)	Income tax benefit	Net income (loss)
GAAP	$57,436	$21,245	$13,244	$17,569	$17,618	$(3,964)	$826	$(15,378)
Non-GAAP adjustments:
Stock-based compensation expense		(1,284)	(2,273)	(1,667)	(5,821)			11,045
Acquisition related-amortization of purchased intangibles		(995)		(546)				1,541
Acquisition related fees and expenses					(568)			568
Change in estimated fair value of contingent consideration								—
Change in estimated fair value of common stock warrant liability and derivative liability						4,360		4,360
Amortization of debt discount								—
Debt extinguishment expenses								—
Tax effect related to amortization of purchased intangibles							(245)	(245)
Acquisition-related amortization of inventory valuation adjustment		(35)						35
Impairment				(150)				150

Non-GAAP	$57,436	$18,931	$10,971	$15,206	$11,229	$396	$581	$2,076

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Change in estimated fair value of contingent consideration	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$17,823	$7,207	$3,496	$5,860	$5,596	$873	$(9,234)	$381	$—	$(14,062)
Non-GAAP adjustments:
Stock-based compensation expense		(191)	(466)	(462)	(1,393)					2,512
Acquisition related-amortization of purchased intangibles		(485)		(249)						734
Acquisition related fees and expenses										—
Change in estimated fair value of contingent consideration						(873)				873
Change in estimated fair value of common stock warrant liability and derivative liability							8,768			8,768
Amortization of debt discount							55			55
Debt extinguishment expenses										—
Tax effect related to amortization of purchased intangibles								(190)		(190)
Acquisition-related amortization of inventory valuation adjustment		(25)								25
Impairment										—

Non-GAAP	$17,823	$6,506	$3,030	$5,149	$4,203	$—	$(411)	$191	$—	$(1,285)

	Six Months Ended June 30, 2018
	Total revenue	Cost of revenue	Research and development	Sales and marketing	General and administrative	Change in estimated fair value of contingent consideration	Total other income (expense)	Income tax benefit	Net loss attributable to noncontrolling interest	Net loss attributable to CareDx, Inc.
GAAP	$31,876	$13,591	$6,864	$9,945	$10,903	$1,017	$(13,417)	$805	$(25)	$(23,031)
Non-GAAP adjustments:
Stock-based compensation expense		(252)	(679)	(526)	(1,761)					3,217
Acquisition related-amortization of purchased intangibles		(995)		(503)						1,498
Acquisition related fees and expenses										—
Change in estimated fair value of contingent consideration						(1,017)				1,017
Change in estimated fair value of common stock warrant liability and derivative liability							7,447			7,447
Amortization of debt discount							1,978			1,978
Debt extinguishment expenses							2,806			2,806
Tax effect related to amortization of purchased intangibles								(422)		(422)
Acquisition-related amortization of inventory valuation adjustment		(189)								189
Impairment										—

Non-GAAP	$31,876	$12,155	$6,185	$8,916	$9,142	$—	$(1,186)	$383	$(25)	$(5,301)